Exhibit 10.14


                THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
                          AND REVOLVING CREDIT NOTE


      This Third Amendment to Revolving Credit Agreement and Revolving Credit Note, dated as of the date specified below (the "Amendment"), is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.


                                   RECITALS

      A. The Borrower and the Bank have executed a Revolving Credit Agreement (the "Agreement") and the Borrower has executed a Revolving Credit Note (the "Note"), both dated February 19,1996, and the Borrower (and if applicable, certain third parties) have executed the documents identified in Article III of the Agreement and certain other related documents (collectively the "Loan Documents"), selling forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the aggregate amount not to exceed $7,000,000.

      B. The Agreement and the Note were amended on February 11,1997 and July 16,1997, and the Note was increased to $12,000,000.

      C. The Borrower has requested that the Bank permit certain additional modifications to the Agreement and the Note as described below.

      C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Agreement.


                              TERMS OF AGREEMENT

      In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

     1. Extension of Maturity Date. All references to "February 19, 1998" in the Note and the Agreement as the maturity date of the loan are hereby deleted and replaced with "February 19, 1999."

      2. Primary Capital to Assets. Paragraph 4.15 (a) is deleted and replaced with the following:

            (a) Primary Capital to Assets for BNC National Bank as follows: at least 6.25% measured as of March 31, 1998; at least 6.50% measured as of June 30, 1998; at least 6.75% measured as of September 30, 1998; and at least 7.00% measured as of December 31, 1998. Primary Capital to Assets for BNC National Bank of Minnesota of at least 7.0% measured as of each March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998.



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      3. Return on Assets.  Paragraph  4.15(d) of the  Agreement  is deleted and replaced with the following

      (d) an average return on Assets for BNC National Bank of at least .70% measured as of March 31, 1998; at least .75% measured as of each June 30, 1998 and September 30, 1998; and at least .85% measured as of December 31, 1998. An average return on Assets of BNC National Bank of Minnesota of at least 1.00% measured as of each March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998.

      4. Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Agreement and/or the Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

      5. Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by all guarantors (if any) and any other third party required by the Bank.

      6. No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

      7.   Counterparts.   This  Amendment  may  be  signed  in  any  number  of
counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

      8. Authorization. The Borrower and all guarantors (if any) represent and warrant that the execution, delivery and performance of this Amendment and the documents referenced herein are within the corporate or partnership powers (as applicable) of the Borrower and all corporate or partnership guarantors, and have been duly authorized by all necessary corporate or partnership action.

      Dated as of February 19, 1998.


                                          BNCCORP, INC.,
                                          a Delaware corporation


                                          By: /s/Gregory K. Cleveland
                                              Gregory K. Cleveland, President


                                          FIRSTAR BANK MILWAUKEE N.A. (Bank)


                                          By: /s/ Lynn F. Hebel
                                               Lynn F Hebel, Vice President